Long-term Debt, current and non-current	12 Months Ended
Dec. 31, 2011
Long Term Debt Abstract
Long-term debt, current and non-current

6.       Long-Term Debt, Current and Non-Current

The amounts of long-term debt shown in the accompanying consolidated balance sheets are analyzed as follows:

	2011	2010
DnB NOR Bank ASA	$-	$19,670,000
Less related deferred financing costs	-	(180,367)
Total	$-	$19,489,633

Current portion of long term debt	$-	$(1,361,538)
Total	$-	$18,128,095

DnB NOR Bank ASA: On July 7, 2010, Likiep and Orangina, entered into a loan agreement with DnB NOR Bank ASA to finance part of the acquisition cost of the vessels “Sagitta” and “Centaurus”, for an amount of up to $40.0 million. An arrangement fee of $400,000 was paid on signing the facility agreement.

On July 9, 2010, the Company, through Likiep and Orangina, drew down the first two advances of $10.0 million each to finance part of the acquisition cost of the vessels “Sagitta” and “Centaurus”. The Company drew down the remainder of the available facility amounting to $20.0 million on February 4, 2011. The loan was repayable in 24 quarterly installments of $165,000 for each advance and a balloon of $6,040,000 payable together with the last installment. The loan bore interest at LIBOR plus a margin of 2.40% per annum. The Company paid commitment fees of 0.96% per annum on the undrawn portion of the loan, which for the period from January 1, 2011 through February 4, 2011 (date of drawdown of the remaining available loan balance) amounted to $18,133.

The loan was secured by a first preferred ship mortgage on the vessels, general assignments, charter assignments, operating account assignments, a corporate guarantee and manager's undertakings. The lender could also require additional security if the market values of the mortgaged ships did not cover 125% of the aggregate outstanding balance of the loan. The loan also included restrictions as to changes in management, ownership, additional indebtedness, a consolidated leverage ratio of not more than 70%, and minimum liquidity of 4% of the funded debt (measured semi-annually and at the end of each calendar year) which as at December 31, 2010 is presented as Restricted cash in the accompanying consolidated balance sheets. Furthermore, the Company was not permitted to pay any dividends that would result to an event of default.

The loan was refinanced with a loan agreement dated May 4, 2011, between DnB NOR Bank ASA and Likiep, Orangina, Mili, Ralik and Ebon, for a maximum of $85.0 million. The purpose of the new loan agreement was to refinance the outstanding balance of the loan facility dated July 7, 2010, to partly finance the cost of the vessels “Maersk Madrid”, “Maersk Merlion” and “Maersk Malacca” (Note 5) and for general working capital purposes. The loan was available in two tranches. Tranche 1 would be the lesser of 65% of the market value of the vessels “Sagitta” and “Centaurus” and $65.0 million and tranche 2 would be the lesser of 35% of the market value of each of the “Maersk Madrid”, “Maersk Merlion” and “Maersk Malacca” and $20.0 million. Tranche 1 was available for drawing in a single drawdown and tranche 2 in three drawdowns until July 31, 2011. Tranche 1 would be repaid in 24 consecutive quarterly installments of approximately $1.1 million each, plus a balloon installment of $37.6 million that would be paid together with the last installment. Tranche 2 would be repaid in 8 consecutive quarterly installments of $2.5 million each. The loan bore interest at LIBOR plus a margin of 2.6% per annum. The Company paid $382,500 of arrangement fees on signing of the agreement and on May 6, 2011, the Company drew down Tranche 1 of $65.0 million, with which it repaid the then-outstanding balance of indebtedness under the loan facility dated July 7, 2010, amounting to $38.7 million plus interest.

The loan was secured with a first priority mortgage on each of the vessels, a first priority assignment of the time charters, a first priority assignment of the earnings, insurances and requisition compensation of the vessels, a first priority assignment of any charter, or other employment contracts exceeding 12 months, and an unconditional, irrevocable guarantee from DCI. The lender also required the market values of the mortgaged ships to cover 125% of the aggregate outstanding balance of the loan. The loan also included restrictions as to changes in management, ownership, additional indebtedness, a consolidated leverage ratio of not more than 70% and minimum liquidity of 4% of the funded debt. On June 20, 2011, the Company prepaid in full the outstanding balance under the loan with part of the proceeds of the follow-on offering in June 2011 (Note 8(c)), amounting to $65.0 million and the loan agreement was terminated. As a result of the extinguishment of both loans, the unamortized balance of the related finance costs, totaling to $641,654 was written-off to Interest and finance costs, in the accompanying consolidated statement of operations for the year ended December 31, 2011. The weighted average interest rate of the loan during 2011 and 2010 was 2.77% (including the original and the refinanced loans) and 2.82%, respectively.

The Royal Bank of Scotland plc.: On December 16, 2011, the Company entered into a revolving credit facility with the Royal Bank of Scotland plc (“RBS”), where the lenders have agreed to make available to it a revolving credit facility of up to $100.0 million (which may be increased to $150.0 million subject to further syndication) in order to refinance part of the acquisition cost of the vessels m/v “Sagitta” and m/v “Centaurus” and finance part of the acquisition costs of additional containerships (“Additional Ships”).

The maximum amount available for drawing (the “Available Facility Limit”) is subject to limits relating to the market value of the m/v “Sagitta” and the “Centaurus” and the market value or contract price and the age of the Additional Ships (“Vessel Limits”) combined with limits relating with the average age of all the vessels under mortgage. The facility will be available for five years after the First Availability Date, being January 17, 2012, with the Available Facility Limit assessed at each draw down date and on a yearly basis, as well as, at the date in which the age of any Additional Ship exceeds the 20 years. In the event that the amounts outstanding at that time exceed the revised Available Facility Limit the Company shall repay such part of the Loan that exceeds the Available Facility Limit.

The credit facility bears interest at Libor plus a margin of 2.75% and is secured by first priority mortgages over the financed fleet, general assignments of earnings, insurances and requisition compensation, specific assignments of any charters exceeding durations of twelve months, pledge of shares of the guarantors which will be the ship-owning companies of the mortgaged vessels, manager's undertakings and minimum security hull value varying from 125% to 140% of the outstanding loan balance, depending on the average age of the mortgaged vessels. The credit facility also includes restrictions as to changes in management and employment of vessels, a consolidated net debt of not more than 60% of market adjusted assets, EBITDA to Interest of not less than 3:1, minimum cash of 10% of the drawings under the revolving facility but not less than $5.0 million and a forward looking operating cash flow to forward looking interest costs of not less than 1.2:1.

The Company paid an arrangement fee of 1%, or $1.0 million, on signing of the agreement and will pay an additional arrangement fee of 1% if the facility limit increases; an annual agency fee of $47,500 if one additional lender is involved in the agreement; or $60,000 if two or more additional lenders are involved in the agreement. The Company also pays commitment commissions of 0.99% of the available commitment since September 27, 2011 and are payable on the last day of each successive period of 3 months which ends during the Availability Period, on the last day of the Availability Period and, if cancelled in full, on the cancelled amount of the relevant Lender's Commitment at the time the cancellation is effective.

During 2011 and 2010, total interest incurred on long-term debt amounted to $551,004 and $273,596, respectively, and is included in Interest and finance costs in the accompanying consolidated statements of operations (Note 10). Commitment fees incurred during 2011 and 2010 amounted to $282,133 and $96,000, respectively, and are included in Interest and finance costs in the accompanying consolidated statements of operations (Note 10).